Exhibit 10.1

CONFIDENTIAL

AMENDMENT IV

to the SCHEDULE 1 between the Institute of Biological, Environmental and Rural Sciences (“IBERS”) of Aberystwyth University and Ceres, Inc. (“CERES”) and dated April 1, 2007, as amended (“Schedule 1”).

WHEREAS, IBERS and CERES entered into Schedule 1 on April 1, 2007;

WHEREAS, Schedule 1 as amended, covers research and development activities until March 31, 2012;

WHEREAS, the Parties wish to extend the term of Schedule 1 to cover additional research and development activities, specifically the activities to be conducted by the Parties pursuant to the Collaboration Agreement to be entered into by the Parties and certain third parties in the framework of the LINK Project: Genetic Improvements of Miscanthus as a Sustainable Feedstock for Bioenergy in the UK (GIM) (the “LINK Collaboration Agreement”)

WHEREAS, IBERS and CERES further wish to amend Schedule 1, as set forth hereinafter.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and of other good and valuable consideration, the Parties have agreed and do hereby agree as follows:

1.	The Parties agree that the amount that Ceres shall pay IBERS for the period April 1, 2011 – March 31, 2012 pursuant to Attachment B/2010 revision to Schedule I shall be £[***] (GBP) rather than £[***] (GBP).

2.	Effective April 1, 2012, the Parties agree to substitute the RESEARCH AND DEVELOPMENT PLAN referred to in Article 3 of Schedule 1 and attached as Attachment A/2010 revision to Schedule 1 by a new Attachment A/2012 revision LINK, as attached to this Amendment IV.

3.	Effective April 1, 2012, the Parties agree to substitute the Budget referred to in Article 6 of Schedule 1 and attached as Attachment B/2010 revision to Schedule 1 by a new Attachment B/2012 revision/LINK, as attached to this Amendment IV.

4.	The Parties agree to amend Article 16 Term of Schedule 1 so as to read as follows:

“Term: Nine (9) years provided however, at least one (1) year before the end of the term of this SCHEDULE, the Parties shall decide whether to extend it for one (1) or more years, with appropriate updates to the RESEARCH AND DEVELOPMENT PLAN (Attachment A/2012 revision/LINK), and FUNDING (Article 6 of this SCHEDULE).”

5.	The Parties agree that, as between the Parties, the provisions of this Agreement shall prevail over the provisions of the LINK Collaboration Agreement.

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6.	This Amendment IV is effective as of the latest signature date below.

7.	For the remainder, Schedule 1 remains unchanged and this Amendment IV shall form an integral part thereof.

Made in two (2) copies.

ABERYSTWYTH UNIVERSITY		CERES, INC.

By:	/s/ E. Reynolds	By:	/s/ R. Flavell
Name:	Emyr Reynolds	Name:	Richard Flavell, CBE, FRS
Title:	Head of Research Grants	Title:	Chief Scientific Officer
Date:	23/3/12	Date:	3/15/12

		By:	/s/ Richard Hamilton
		Name	Richard Hamilton
		Title:	President & Chief Executive Officer
		Date:	3/16/12

CONFIDENTIAL

Attachment A/2012 revision/LINK

RESEARCH AND DEVELOPMENT PLAN

See Appendix A attached. Further details of the research and development activities will be agreed upon by the Parties in the quarterly meetings of the MANAGEMENT COMMITTEE.

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Appendix A

Gantt Charts

Gantt 1. Develop, calibrate and use a crop model to inform the use of genetic resources that will deliver genotypes able to perform well under various UK conditions, and cope with climate change.

IBERS Activities
	Objective	April 2012-13				April 2013-14				April 2014-15				April 2015-16				Ceres in-kind
Numbers	Calendar quarters (e.g. Q1 = Jan to Mar)	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	contributions
1.1	Improve and develop the general programming of MISCANFOR.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1.2	Gather phenotype data for germplasm accessions grown at diverse locations in the UK, [***], [***] and several sites in [***] to enable model parameterization and validation.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1.3	Use the model to project potential productivity and local limitations to high productivity in germplasm collected in [***] to identify key [***] relevant for the UK and European climates.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1.4	Create model specific parameters for novel germplasm evaluated at multi-locations (e.g. [***] due to [***], [***] etc.), run scenario simulations to identify key regions for development under historical and future climates and prospect for new locations which could be used for bioenergy (e.g. Marginal lands).	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1.5	Use modeled scenarios to analyse the localisation of new markets and feed to policy makers.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

1.6	Use modelled scenarios to project the greenhouse gas benefits of growing the crop	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Gantt 2. Develop Miscanthus germplasm that will reduce net greenhouse gas emissions even further and be carbon negative and develop potential for marker assisted breeding.

IBERS Activities
	Objective	April 2012-13				April 2013-14				April 2014-15				April 2015-2016				Ceres in-kind
Numbers	Calendar quarters (e.g. Q1 = Jan to Mar)	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	contributions
2.1	Germplasm characterisation (IBERS, Ceres)

2.1.1	Establish observation nurseries with [***] new genotypes/ population selections	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.1.2.1	Phenotype in-season [***] and [***], [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.1.2.2	Phenotype [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.1.2.3	Determine [***] after [***].	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.1.3	Summarize and evaluate data for informing breeding decisions using MSCAN	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.2	Development of hybrids/ populations with desirable characters

2.2.1	Create [***]crosses of [***] (about [***]crosses annually to be attempted) based on a knowledge of accessions available and assess yields	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]

2.2.2	Attempt [***]crosses of [***] and other species based on knowledge of accessions available and assess yields	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.2.2.1	Develop [***] know-how on further accessions in UK	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.2.2.2	Create [***] and [***] varieties from [***] and [***] based on knowledge of accessions available and assess yields	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.2.3	Creation of [***] populations from knowledge in 2.1 and 2.2.1 and assess yields	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.2.4	Depending on results from all sections above, seek to reproduce crosses of [***] in the field and where appropriate at a [***]outside the UK-[***]to produce seed for varieties that do [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3	Development of Marker-Trait Associations (CERES, IBERS)

2.3.1	Computer associations between markers and phenotypes using results from mature trait evaluation trial of [***] genetically diverse Miscanthus genotypes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.2	Genotype new [***] and combine with existing data to identify [***] to maximize the likelihood of [***].	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.2.1	Make crosses between the best performing genotypes in the different [***] (eg. [***]groups have already	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.2.2	Establish plants in blocks for phenotyping and assess which [***] result in [***].	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.3	Make additional novel [***] for use as mapping populations in different [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4	Develop mapping populations and marker trait associations	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4.1	Establish mapping populations, clone plants and plant in the field in 2 locations from two populations already identified and 2 new ones	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4.2	Phenotype plants for target traits over 3 years	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4.3	Extract DNA from plants and perform molecular marker (SSR and/ or Single Nucleotide Polymorphisms) analysis to generate genetic maps	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4.4	Evaluate phenotype and genotype data to identify QTLs and marker-trait associations	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4.5	Select plants from suitable populations on the basis of molecular markers for specific traits and test use of markers for [***].	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.3.4.6	Cross selected plants and compare performance of molecular marker- based selections in subsequent progeny, to further evaluate use of markers for predicting [***] and other traits.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Gantt 3. Test potential of new Miscanthus hybrids and populations from 2.2 and 2.3 in UK in conjunction with supply chain participants and in EU and Southern EU/USA sites with Ceres.

IBERS Activities
	Objective	April 2012-13				April 2013-14				April 2014-15				April 2015-16				Ceres in-kind
Numbers	Calendar quarters (e.g. Q1 = Jan to Mar)	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	contributions
3.1	Initiate field evaluation of selected potential new Miscanthus hybrids and populations, measure yields and other key traits.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.1.1	Establish replicated plot trials (100m2 plots) in Essex and Licoln with 4 new selections plus M. x giganteus as a control for first year of the project.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.1.2	Establish augmented design miniplot trials for yield screening [***] selections in Edinburgh, Aberystwyth, Licoln, Essex and up to two additional locations in the EU.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.1.3	Establish augmented design miniplot trials for yield screening [***] selections in Edinburgh, Aberystwyth, Licoln, Essex and up to two additional locations in the EU.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.1.4	Establish plot trials for pre-commercial varieties developed in 2.2.4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.1.5	Harvesting to determine [***] of plot trials listed above	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.1.6	Testing of harvesting, baling and pelletising machinery	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.2	Determine organic chemical composition in harvested samples (Lignin, Cellulose and Hemi-cellulose) using infra-red predictive methods and wet chemistry.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.3	Determine inorganic composition (ash, Gross Calorific Value, Net Calorific Value, Volatile matter, sulphur, chlorine)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.4	Determine saccharification and degradability / digestability of harvested material by novel enzyme formulations	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.5	Develop dialogue with supply chain players including growers, suppliers and endusers in order to determine future requirements and required technology transfer.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Gantt 4. Develop agronomic methods to reduce the costs of biomass production from Miscanthus including the development of cheaper propagation methods.

IBERS Activities
	Objective	April 2012-13				April 2013-14				April 2014-15				April 2015-16				Ceres in-kind
Numbers	Calendar quarters (e.g. Q1 = Jan to Mar)	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	contributions
4.1	Seed propagation

4.1.1	Investigate genetic variation of seed [***] under a range of thermal, light and soil hydraulic contact treatments in the laboratory / glasshouse	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.1.2	Direct sowing field experiments based on results from 4.1.1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.1.3	Evaluate effects of sowing density and resultant [***] density for promising hybrids/ populations	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2	[***] (this is needed to build up stocks of key [***] material and may be the fastest route to market for key [sterile] hybrids)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.1.1	Screening of germplash (novel accessions and from crosses) for [***] capacity	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.1.2	Derivation of the thermal requirements for modes to strike in selected [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.1.3	Assessment of soil hydraulic contact requirements and how to maximize	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.1.4	Calculation of potential multiplication rates	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.1.5	Modeling of areas where conditions could be suitable for [***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.2.2	Invitro propagation

4.2.2.1	assess clone specific variation in invitro tillering (using representatives of species groups that are showing promise as sterile hybrids)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.3	Ground preparation and herbicides during establishment	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.3.1	Evaluation of key herbicides in the field (IBERS to perform simple tests, with a view to future collaboration with herbicide manufacturers)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.4	Harvesting

4.4.1	Perform sequential harvesting to assess optimum time of harvest ([***] content, yield and nutrients for [***] selected advanced varieties)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.4.2	Compare harvesting techniques for plots and for scaling up (Industrial partners)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.4.3	Evaluate hybrids with different physical characterstics (e.g. thick versus thin [***]) to ensure most efficient harvesting, pelletisation, transportation and storage.	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.5	Economic and Life cycle analyses

4.5.1	Economic and Environmental models added to MISCANFOR	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.5.2	Application of analyses to promising hybrids and populations in specific environments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

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Attachment B/2012 revision/LINK

Budget

•	CERES shall pay IBERS for the implementation of the activities designated as IBERS activities in the RESEARCH AND DEVELOPMENT PLAN set forth in Attachment A/2012 revision/LINK as follows:

•	April 1, 2012 – March 31, 2013: £[***] (GBP)

•	April 1, 2013 – March 31, 2014: £[***] (GBP)

•	April 1, 2014 – March 31, 2015: £[***] (GBP)

•	April 1, 2015 – March 31, 2016: £[***] (GBP)

Detailed allocation of costs to specific research and development activities shall be agreed upon by the Parties in the quarterly meetings of the MANAGEMENT COMMITTEE and IBERS; quarterly invoices will reflect the cost allocation agreed upon by the MANAGEMENT COMMITTEE.

Payments shall be made as set forth hereinafter.

“1.8 IBERS will submit invoices after the end of each calendar quarter for the work performed during that quarter. Each such invoice shall reflect only those costs that have been incurred in the performance of the RESEARCH PROJECT and will reference the progress report provided to the MANAGEMENT COMMITTEE for the relevant activities. CERES will pay all such invoices within thirty (30) days after the invoice date. Payments shall be remitted to:

Institute of Biological, Environmental and Rural Sciences (“IBERS”) of Aberystwyth University

Plas Gogerddan

Aberystwyth

Ceredigion

SY23 3EB

United Kingdom”

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission